Exhibit 10.1

CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-54356 and 333-117849) pertaining to the Employees’ Stock Options Plans of Ceragon Networks Ltd. of our report dated February 3, 2005, with respect to the consolidated financial statements of Ceragon Networks Ltd. included in the Annual Report on Form 20-F for the year ended December 31, 2004.

/s/ KOST FORER GABBAY & KASSIERER —————————————————— KOST FORER GABBAY & KASSIERER A member of Ernst and Young Global

Tel Aviv, Israel
June 9, 2005